                                                                      EXHIBIT 99

                   LIFEPOINT HOSPITALS REPORTS 66.7% INCREASE
               IN THIRD QUARTER EPS, EXCLUDING NON-RECURRING GAIN

THIRD QUARTER HIGHLIGHTS:

-        Continuing strong financial performance

         - Quarterly EPS of $0.20 compared with $0.12 in the prior year (excluding $0.02 non-recurring gain)

         - EBITDA margin increased to 20.3%, a 170bp increase over prior year

         -        Increase in same-hospital admissions of 6.5%

         -        Increase in same-hospital equivalent admissions of 6.0%

-        Signed definitive agreement to acquire 116-bed Ville Platte Medical
         Center

- Completed acquisition of 118-bed Athens Regional Medical Center effective October 1.

BRENTWOOD, TENNESSEE (October 22, 2001) - LifePoint Hospitals, Inc. (NASDAQ:
LPNT) today announced results for the third quarter and nine months ended September 30, 2001.

         For the quarter ended September 30, 2001, net revenues were $149.2 million, up 2.7% from $145.3 million a year ago. Net income for the quarter totaled $7.5 million, or $0.20 per diluted share, versus $4.8 million, or $0.14 per diluted share, in the prior-year period, representing increases of 56.9% and 42.9%, respectively. Excluding the non-recurring gain (related to the gain on previously impaired assets) in the prior year period, diluted earnings per share increased 66.7% to $0.20 from $0.12 in the prior year. Shares used in calculating diluted earnings per share for the third quarter of 2001 included
3.7 million additional shares compared with the third quarter of 2000 as a result of the secondary offering of common stock completed in March 2001. Earnings before interest, income taxes, depreciation, amortization, ESOP expense, minority interest and gain on previously impaired assets (EBITDA) increased 12.1% to $30.3 million from $27.0 million in the same period last year.

         For the nine months ended September 30, 2001, net revenues were $455.1 million, up 9.8% from $414.6 million a year ago. Net income for the nine-month period totaled $23.0 million, or $0.63 per diluted share, versus $12.5 million, or $0.38 per diluted share, in the prior-year period, representing increases of 84.2% and 65.8%, respectively. Excluding the extraordinary item and the nonrecurring gain, diluted earnings per share increased 83.3% to $0.66 from $0.36 in the prior year. Earnings before interest, income taxes, depreciation, amortization, ESOP expense, minority interest, gain on previously impaired assets and extraordinary loss (EBITDA) increased 26.3% to $96.1 million from $76.1 million in the same period last year.

         During the third quarter, the Company announced the signing of a definitive agreement to acquire 116-bed Ville Platte Medical Center in Ville Platte, Louisiana. This acquisition is expected to close during the fourth quarter. In addition, the Company completed the acquisition of 118-bed Athens Regional Medical Center, located in Athens, Tennessee, effective October 1. Both acquisitions will be funded with available cash.

         Kenneth C. Donahey, chairman and chief executive officer of LifePoint Hospitals, said, "We are pleased that once again we have exceeded expectations. Improving EBITDA margins reflect our success

LPNT Announces Third Quarter Results
Page 2
October 22, 2001

at generating internal growth through cost controls, expanding services and recruiting physicians. During the quarter, we also announced two acquisitions. Our ability to fund these acquisitions with available cash continues to demonstrate our fiscal discipline. In addition to our solid financial performance, we are proud to continue providing quality healthcare in the communities we serve. Combined, these accomplishments solidly position us to reach our immediate and long-term objectives."

         A listen-only simulcast and replay of LifePoint Hospitals' third quarter conference call will be available on-line at www.lifepointhospitals.com and www.streetevents.com on October 23, 2001, beginning at 10:00 a.m. Eastern Time.

         LifePoint Hospitals, Inc. operates 22 hospitals in non-urban areas. In most cases, the LifePoint facility is the only hospital in its community. LifePoint's non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value, and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with over 6,000 employees.

                                     ******

         The above statements include forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties relating to the Company, including without limitation, (i) possible changes in reimbursement to healthcare providers and insurers that may reduce payments; (ii) its ability to attract and retain qualified management and personnel, including physicians;
(iii) the geographic concentration of the Company's operations; (iv) risks associated with the Company's acquisition and disposition strategies; (v) the regulated nature of the healthcare industry; (vi) the highly competitive nature of the healthcare business; (vii) the potential adverse impact of government investigations and litigation involving the business practices of HCA (to the extent relating to periods prior to the Company's formation); and (viii) those risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission. Therefore, the Company's actual results may differ materially. The Company undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

         All references to "Company" and "LifePoint" as used throughout this document refer to LifePoint Hospitals, Inc. and its affiliates.

LPNT Announces Third Quarter Results
Page 3
October 22, 2001

                            LIFEPOINT HOSPITALS, INC.
                      UNAUDITED CONSOLIDATED BALANCE SHEETS
                               DOLLARS IN MILLIONS

                                                          SEPTEMBER 30,   DECEMBER 31,
                                                               2001           2000
                                                          -------------   ------------

                                       ASSETS

Current assets:
   Cash and cash equivalents                                 $   73.5       $   39.7
   Accounts receivable, net                                      42.0           41.7
   Inventories                                                   14.4           13.9
   Deferred taxes and other current assets                       17.0           22.2
                                                             --------       --------

                                                                146.9          117.5
Property and equipment:
   Land                                                           9.4            8.7
   Buildings and improvements                                   244.1          236.9
   Equipment                                                    248.5          244.9
   Construction in progress                                      16.6            9.4
                                                             --------       --------
                                                                518.6          499.9
Accumulated depreciation                                       (195.9)        (183.4)
                                                             --------       --------
                                                                322.7          316.5

Intangible assets, net                                           55.0           53.8
Other                                                             0.1            0.2
                                                             --------       --------
                                                             $  524.7       $  488.0
                                                             ========       ========

                               LIABILITIES AND EQUITY

Current liabilities:
   Accounts payable                                          $   15.8       $   16.1
   Accrued salaries                                              16.2           13.8
   Other current liabilities                                     23.4           11.1
   Current maturities of long-term debt                            --           11.1
                                                             --------       --------
                                                                 55.4           52.1
Long-term debt                                                  150.0          278.3
Deferred income taxes                                            18.0           15.2
Professional liability risks and other liabilities               16.2            9.4

Minority interests in equity of consolidated entities             4.4            4.6

Stockholders' equity:
   Common stock                                                   0.4            0.3
   Capital in excess of par value                               283.3          156.5
   Unearned ESOP compensation                                   (23.3)         (25.7)
   Notes receivable for shares sold to employees                 (7.2)          (7.2)
   Retained earnings                                             27.5            4.5
                                                             --------       --------
                                                                280.7          128.4
                                                             --------       --------
                                                             $  524.7       $  488.0
                                                             ========       ========

Current ratio                                                    2.65           2.26
Ratio of debt to debt plus common and minority equity            34.5%          68.5%

LPNT Announces Third Quarter Results
Page 4
October 22, 2001

                            LIFEPOINT HOSPITALS, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS
                  DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

                                       FOR THE THREE MONTHS ENDED                    FOR THE NINE MONTHS ENDED
                                              SEPTEMBER 30,                                 SEPTEMBER 30,
                                -----------------------------------------     -----------------------------------------
                                       2001                   2000                   2001                   2000
                                ------------------     ------------------     ------------------     ------------------
                                 AMOUNT      RATIO      AMOUNT      RATIO      AMOUNT      RATIO      AMOUNT      RATIO
                                --------     -----     --------     -----     --------     -----     --------     -----

Revenues                        $  149.2     100.0%    $  145.3     100.0%    $  455.1     100.0%    $  414.6     100.0%

Salaries and benefits               59.3      39.7%        58.1      40.1%       179.0      39.3%       168.2      40.6%
Supplies                            19.0      12.7%        17.1      11.8%        57.4      12.6%        50.1      12.1%
Other operating expenses            29.1      19.6%        30.6      20.9%        88.5      19.5%        88.8      21.3%
Provision for
   doubtful accounts                11.5       7.7%        12.5       8.6%        34.1       7.5%        31.4       7.6%
                                --------     -----     --------     -----     --------     -----     --------     -----
                                   118.9      79.7%       118.3      81.4%       359.0      78.9%       338.5      81.6%
                                --------     -----     --------     -----     --------     -----     --------     -----

EBITDA                              30.3      20.3%        27.0      18.6%        96.1      21.1%        76.1      18.4%

Depreciation and
   amortization                      8.2       5.5%         8.5       5.9%        24.8       5.4%        25.3       6.1%
Interest expense, net                4.0       2.7%         8.3       5.7%        14.2       3.1%        22.9       5.5%
Gain on previously
   impaired assets                    --        --         (1.4)     (1.0)%       (0.5)     (0.1)%       (1.4)     (0.3)%
ESOP expense                         3.0       2.0%         2.0       1.4%         8.0       1.8%         4.4       1.1%
                                --------     -----     --------     -----     --------     -----     --------     -----

Income before minority
   interest, income taxes
   and extraordinary item           15.1      10.1%         9.6       6.6%        49.6      10.9%        24.9       6.0%
Minority interest                    0.6       0.4%         0.5       0.3%         1.9       0.4%         1.8       0.4%
                                --------     -----     --------     -----     --------     -----     --------     -----

Income before income taxes
   and extraordinary item           14.5       9.7%         9.1       6.3%        47.7      10.5%        23.1       5.6%
Provision for income taxes           7.0       4.7%         4.3       3.0%        23.1       5.1%        10.6       2.6%
                                --------     -----     --------     -----     --------     -----     --------     -----

Income before
   extraordinary item                7.5       5.0%         4.8       3.3%        24.6       5.4%        12.5       3.0%
Extraordinary loss on early
   retirement of debt, net            --        --           --        --          1.6       0.3%          --        --
                                --------     -----     --------     -----     --------     -----     --------     -----

Net income                      $    7.5       5.0%    $    4.8       3.3%    $   23.0       5.1%    $   12.5       3.0%
                                ========     =====     ========     =====     ========     =====     ========     =====

Shares used in diluted
   EPS (000's)                    38,230                 33,330                 36,740                 32,631

Diluted earnings per share:
   Income before gain
     on previously
     impaired assets and
     extraordinary item         $   0.20               $   0.12               $   0.66               $   0.36
   Gain on previously
     impaired assets, net             --                   0.02                   0.01                   0.02
   Extraordinary loss
     on early retirement
     of debt, net                     --                     --                  (0.04)                    --
                                --------               --------               --------               --------

   Net income                   $   0.20               $   0.14               $   0.63               $   0.38
                                ========               ========               ========               ========

LPNT Announces Third Quarter Results
Page 5
October 22, 2001

                            LIFEPOINT HOSPITALS, INC.
                                   STATISTICS

                                                THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                   SEPTEMBER 30,                      SEPTEMBER 30,
                                          -------------------------------    -------------------------------
                                                                     %                                  %
                                            2001         2000      CHANGE      2001         2000      CHANGE
                                          --------     --------    ------    --------     --------    ------

Number of hospitals at end of period            21           21       --%          21           21       --%
Licensed beds at end of period               1,963        2,026     (3.1)%      1,963        2,026     (3.1)%

Admissions                                  16,875       16,721      0.9%      52,903       49,197      7.5%
Equivalent admissions                       31,248       30,779      1.5%      95,702       90,080      6.2%
Revenues per equivalent admission         $  4,774     $  4,719      1.2%    $  4,756     $  4,602      3.3%

Net outpatient revenues as a
   percentage of net patient revenues         49.4%        49.5%                 47.6%        48.9%
Average daily census                           740          731      1.2%         783          736      6.4%
Average length of stay                         4.0          4.0       --%         4.0          4.1     (2.4)%

                                      -END-

CONTACT:          PENNY L. BRAKE
                  DIRECTOR, FINANCE
                  (615) 372-8532